ATLAS INSURANCE TRUST
                         Atlas Balanced Growth Portfolio
                     Supplement dated October 20, 2004, to
                        Prospectus dated April 30, 2004

ATLAS BALANCED FUND
ATLAS STRATEGIC GROWTH FUND

The Atlas Funds Board of Trustees has approved New York Life Investment Management LLC as the new sub-adviser to Atlas Balanced Fund in place of the current sub-adviser, Madison Investment Advisors, Inc., and Renaissance Investment Management as the new sub-adviser to Atlas Strategic Growth Fund in place of the current sub-adviser, Madison Investment Advisors, Inc. The investment advisory fees paid by each Fund will not change, and the new sub-advisers will continue to operate Atlas Balanced Fund and Atlas Strategic Growth Fund in a manner consistent with each Fund's current prospectus.

New York Life Investment Management LLC is headquartered in New York, New York, has over $180 billion in assets under management and provides investment management services to a wide range of individual, institutional, and corporate clients, including a prestigious roster of Fortune 500 companies.

Joan Sabella will be responsible for the day-to-day portfolio management of the Atlas Balanced Fund. Ms. Sabella, a Director of New York Life Investment Management LLC, has been managing balanced and fixed income separate accounts since 1978. She also coordinates fixed income research and trading. Ms. Sabella is a member of the CFA Institute, the Financial Planning Association, and holds the designation of Certified Financial Planner (CFP).

Renaissance  Investment  Management is based in Cincinnati,  Ohio, has over $634
million  in  assets  under   management  and  serves  both   institutional   and
high-net-worth clients.

Michael E. Schroer will be responsible for the day-to-day portfolio management of the Atlas Strategic Growth Fund. Mr. Schroer is a Managing Partner and the Chief Investment Officer of Renaissance Investment Management and has been with the firm since 1984. As Chief Investment Officer for Renaissance, he supervises the management and direction of the firm's investment research efforts as well as determining overall portfolio strategy. He was awarded the designation Chartered Financial Analyst (CFA) in 1985.

ATLAS BALANCED FUND

On Page 5 of the Prospectus, the "Strategy" of Balanced Fund is replaced with the following:

The fund invests approximately 60% of its assets in stocks, and 40% of its assets in U.S. government securities and investment grade bonds. While this ratio may vary, at least 25% of the fund's assets will be invested in stocks and at least 25% in bonds at all times.

For the equity portion of the portfolio, the fund invests primarily in mid-capitalization stocks that the fund manager determines are value stocks. Mid-capitalization companies are those with market capitalizations similar to those of companies in the Russell Midcap Index(r). The fund manager applies quantitative and statistical methods to analyze the relative quality and value of stocks and select those that it believes to be relatively underpriced compared to the rest of the market. The fund does not invest in companies that manufacture tobacco products.

On Page 5 of the Prospectus, the "Risks" section of Balanced Fund is amended to include the following:

From time to time value stocks are out of favor with investors, and they may remain so for extended periods.

ATLAS VALUE FUND

At a shareholder meeting of Atlas Value Fund held August 6, 2004, the shareholders approved Hotchkis and Wiley Capital Management LLC ("HWCM") as the new investment sub-adviser to Atlas Value Fund. The investment advisory fees paid by Atlas Value Fund will not change, and HWCM will continue to operate Atlas Value Fund in a manner consistent with the Fund's current prospectus.

HWCM is a registered investment adviser formed in 1980 and located in Los Angeles, California. The firm is independently owned with a majority ownership interest held by its management and professional team and currently has approximately $11 billion of assets under management. Its clients include institutional and individual investors. Since its inception, HWCM has focused on finding and investing in what it believes to be undervalued companies that have a significant potential for appreciation. Patty McKenna, principal and portfolio manager with HWCM, will be responsible for managing Atlas Value Fund. Ms. McKenna joined HWCM in 1995. Previously, she was an equity analyst at Trust Company of the West.